Kayne Anderson

Energy Total Return Fund

THIRD QUARTER REPORT
AUGUST 31, 2007

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS
AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 137.1%
Equity Investments(a) — 119.0%
United States — 94.6%
MLP(b)(c) — 33.6%
Atlas Energy Resources, LLC	58	$1,885
Atlas Energy Resources, LLC — Unregistered(d)	79	2,304
Atlas Energy Resources, LLC — Class D Units, Unregistered(d)	182	5,154
Atlas Pipeline Partners, L.P.	144	6,686
BreitBurn Energy Partners L.P. — Unregistered(d)	121	3,860
Buckeye Partners, L.P.	36	1,761
Calumet Specialty Products Partners, L.P.	236	11,487
Capital Product Partners L.P.(e)	83	2,402
Constellation Energy Partners LLC — Unregistered(d)	29	1,144
Constellation Energy Partners LLC — Class F Units, Unregistered(d)	36	1,421
Copano Energy, L.L.C.	40	1,544
Crosstex Energy, L.P.	104	3,692
Crosstex Energy, L.P. — Class C Senior Subordinated Units(d)(f)	356	11,948
DCP Midstream Partners, LP	81	3,643
Dorchester Minerals, L.P.	10	210
Eagle Rock Energy Partners, L.P.	55	1,206
Energy Transfer Partners, L.P.	119	6,188
Enterprise Products Partners L.P.(g)	1,519	44,820
Exterran Partners, L.P.	198	6,803
Exterran Partners, L.P. — Unregistered(d)	54	1,814
Ferrellgas Partners, L.P.	31	709
Global Partners LP	129	4,104
Hiland Partners, LP	58	2,916
Holly Energy Partners, L.P.	93	4,220
Inergy, L.P.	168	5,463
K-Sea Transportation Partners L.P.	5	179
Legacy Reserves LP	52	1,205
Magellan Midstream Partners, L.P.	245	10,548
Markwest Energy Partners, L.P.	25	784
Martin Midstream Partners L.P.	214	8,197
Natural Resource Partners L.P. — Subordinated Units	97	3,200
NuStar Energy L.P.	84	5,256
ONEOK Partners, L.P.	176	11,271
Penn Virginia Resource Partners, L.P.	141	3,914

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

MLP(b)(c) — (Continued)
Plains All American Pipeline, L.P.	1,387	$79,795
Regency Energy Partners LP	296	9,463
SemGroup Energy Partners, L.P.(f)	115	3,455
Spectra Energy Partners, LP(f)	12	323
Sunoco Logistics Partners L.P.	116	6,235
Targa Resources Partners LP	62	1,860
TC PipeLines, LP	313	11,621
Teekay LNG Partners L.P.	86	2,994
Teekay Offshore Partners L.P.(e)	159	4,672
TEPPCO Partners, L.P.	74	2,983
Williams Partners L.P.	63	2,791

		308,130

MLP Affiliate(c) — 24.6%
Atlas America, Inc.	188	9,566
Atlas Pipeline Holdings, L.P.(h)	12	476
Crosstex Energy, Inc.	779	25,588
Enbridge Energy Management, L.L.C.(i)	705	36,727
Energy Transfer Equity, L.P.(h)	274	10,079
Hiland Holdings GP, LP(h)	72	2,168
Kinder Morgan Management, LLC(i)	2,855	137,452
MarkWest Hydrocarbon, Inc.(g)	63	3,146

		225,202

Marine Transportation — 24.8%
Aries Maritime Transport Limited	1,208	10,410
Arlington Tankers Ltd.	713	17,661
Danaos Corporation	210	7,301
Diana Shipping Inc.	585	15,537
Double Hull Tankers, Inc.	1,401	21,600
Eagle Bulk Shipping Inc.	886	23,345
Euroseas Ltd.	74	1,072
Genco Shipping & Trading Limited	558	31,284
General Maritime Corporation	177	4,582
Nordic American Tanker Shipping Limited	88	3,247

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Marine Transportation — (Continued)
OceanFreight Inc.	520	$11,126
Omega Navigation Enterprises, Inc.	871	17,213
Paragon Shipping Inc.(f)	59	928
Quintana Maritime Limited	1,283	22,266
Seaspan Corporation	946	30,378
Ship Finance International Limited	325	9,345

		227,295

Coal — 6.1%
Arch Coal, Inc.	465	13,716
CONSOL Energy Inc.(g)	294	11,717
Foundation Coal Holdings, Inc.(g)	351	11,892
Peabody Energy Corporation	431	18,301

		55,626

Royalty Trust — 5.5%
Cross Timbers Royalty Trust	109	4,451
Hugoton Royalty Trust	417	9,879
MV Oil Trust	583	14,314
Permian Basin Royalty Trust	837	11,530
San Juan Basin Royalty Trust	331	10,555

		50,729

Total United States (Cost $679,536)		866,982

Canada — 24.4%
Royalty Trust — 24.4%
ARC Energy Trust	1,028	19,853
Baytex Energy Trust	756	13,135
Bonavista Energy Trust	824	21,984
Canetic Resources Trust	1,311	18,249
Crescent Point Energy Trust	1,420	25,749
Enerplus Resources Fund	534	22,493
Fairborne Energy Trust	981	6,549
Focus Energy Trust	587	9,445
Fording Canadian Coal Trust	151	4,931
Harvest Energy Trust	302	7,844
NAL Oil & Gas Trust	809	9,304

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Royalty Trust — (Continued)
Penn West Energy Trust	808	$23,277
Peyto Energy Trust	607	9,571
PrimeWest Energy Trust	167	3,422
Progress Energy Trust	759	7,976
Vermilion Energy Trust	329	11,565
Zargon Energy Trust	311	8,160

Total Canada (Cost $235,733)		223,507

Total Equity Investments (Cost $915,269)		1,090,489

	Interest	Maturity	Principal
	Rate	Date	Amount

Fixed Income Investments — 18.1%
United States — 15.5%
Marine Transportation — 2.0%
Navios Maritime Holdings, Inc.	9.500%	12/15/14	$10,500	10,723
Ship Finance International Limited	8.500	12/15/13	7,651	7,766

				18,489

Coal — 2.2%
Alpha Natural Resources, Inc.	10.000	6/01/12	9,825	10,157
Arch Western Finance, LLC	6.750	7/01/13	2,000	1,892
Massey Energy Company	6.625	11/15/10	1,980	1,945
Peabody Energy Corporation(j)	4.750	12/15/66	6,500	6,403

				20,397

Other Energy — 11.3%
Allis-Chalmers Energy Inc.	9.000	1/15/14	8,870	8,826
ATP Oil & Gas Corporation	(k)	4/14/10	11,975	11,855
Carrizo Oil & Gas, Inc.	(l)	7/21/10	19,901	19,752
CDX Funding, LLC	(m)	3/31/13	8,750	8,487
Coldren Resources, Inc.	(n)	7/14/11	4,626	4,556
Coldren Resources, Inc.	(o)	7/14/11	1,039	1,023
Dresser, Inc.	(p)	5/04/15	2,500	2,375
Dynegy Holdings Inc.	7.750	6/01/19	2,000	1,850
Dynegy Holdings Inc.	7.500	6/01/15	3,000	2,820
Mariner Energy, Inc.	7.500	4/15/13	9,000	8,550
Mariner Energy, Inc.	8.000	5/15/17	5,000	4,737

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Other Energy — (Continued)
Petrohawk Energy Corporation	9.125%	7/15/13	$9,500	$9,904
Pioneer Natural Resources Company	5.875	7/15/16	2,500	2,197
SemGroup, L.P.	8.750	11/15/15	1,500	1,444
Targa Resources, Inc.	8.500	11/01/13	15,500	14,880

				103,256

Total United States (Cost $145,262)				142,142

Canada — 2.6%
Royalty Trust — 1.3%
Harvest Operations Corp.	7.875	10/15/11	11,500	11,184

Other Energy — 1.3%
OPTI Canada Inc.	8.250	12/15/14	12,000	12,150

Total Canada (Cost $24,012)				23,334

Total Fixed Income Investments (Cost $169,274)				165,476

Total Long-Term Investments (Cost $1,084,543)				1,255,965

Short-Term Investment — 0.1%
Repurchase Agreement — 0.1%
Bear, Stearns & Co. Inc. (Agreement dated 8/31/2007 to be repurchased at $1,040), collateralized by $1,069 in U.S. Treasury Notes (Cost $1,039)	5.150	9/04/07		1,039

Total Investments —137.2% (Cost $1,085,582)				1,257,004

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2007
(amounts in 000’s, except option contracts written)
(UNAUDITED)

	No. of
Description	Contracts	Value

Liabilities
Option Contracts Written(q)
United States
MLP
Enterprise Products Partners L.P., call option expiring 10/20/2007 @ $30.00	660	$(73)

Coal
CONSOL Energy Inc., call option expiring 9/16/2007 @ $40.00	500	(82)
Foundation Coal Holdings, Inc., call option expiring 9/22/2007 @ $35.00	500	(40)

		(122)

Total Option Contracts Written (Premiums received $178)		(195)

Revolving Credit Line		(47,000)
Unrealized Depreciation on Interest Rate Swap Contracts		(96)
Other Liabilities		(16,960)

Total Liabilities		(64,251)
Unrealized Appreciation on Interest Rate Swap Contracts		1,557
Other Assets		22,091

Total Liabilities in Excess of Other Assets		(40,603)
Preferred Stock at Redemption Value		(300,000)

Net Assets Applicable To Common Stockholders		$916,401

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Unless otherwise noted, securities are treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. Although the Fund had 34.2% of its net assets invested in securities treated as publicly traded partnerships at August 31, 2007, the Fund had less than 25% of its total assets invested in these securities. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Includes Limited Liability Companies.

(d)	Fair valued and restricted security. (See Notes 2 and 5).

(e)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(f)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 12 months.

(g)	Security or a portion thereof is segregated as collateral on option contracts written or interest rate swap contracts.

(h)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(i)	Distributions are paid-in-kind.

(j)	Convertible security.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONCLUDED)
AUGUST 31, 2007
(UNAUDITED)

(k)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 350 basis points (8.89% as of August 31, 2007).

(l)	Floating rate senior secured second lien credit facility. Security pays interest at a rate of LIBOR + 475 basis points (10.11% as of August 31, 2007).

(m)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 625 basis points (11.57% as of August 31, 2007).

(n)	Floating rate letter of credit facility. Security pays interest at a rate of LIBOR less 12.5 basis points (5.23% as of August 31, 2007).

(o)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 400 basis points (9.36% as of August 31, 2007).

(p)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 575 basis points (11.37% as of August 31, 2007).

(q)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2007
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value (Cost — $1,084,543)	$1,255,965
Repurchase agreement (Cost — $1,039)	1,039

Total investments (Cost — $1,085,582)	1,257,004
Cash denominated in foreign currency (Cost — $481)	481
Deposits with brokers	351
Receivable for securities sold (Cost — $15,603)	15,612
Interest, dividends and distributions receivable (Cost — $5,605)	5,611
Prepaid expenses	36
Unrealized appreciation on interest rate swap contracts	1,557

Total Assets	1,280,652

LIABILITIES
Revolving Credit Line	47,000
Payable for securities purchased (Cost — $13,923)	13,932
Investment management fee payable, net of fee waiver	1,366
Call option contracts written, at fair value (Premiums received — $178)	195
Unrealized depreciation on interest rate swap contracts	96
Accrued directors’ fees and expenses	52
Accrued expenses and other liabilities	1,610

Total Liabilities	64,251

PREFERRED STOCK
Series A, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series B, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series C, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000

Total Preferred Stock	300,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$916,401

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (32,443,513 shares issued, 32,205,867 shares outstanding and 199,979,000 shares authorized)	$32
Paid-in capital, less distributions in excess of taxable income	735,205
Accumulated net investment income less distributions not treated as tax return of capital	(2,644)
Accumulated net realized gains less distributions not treated as tax return of capital	10,933
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts	172,875

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$916,401

NET ASSET VALUE PER COMMON SHARE	$28.45

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions (after foreign taxes withheld of $2,920)	$45,726
Return of capital	(17,415)

Net dividends and distributions	28,311
Interest	11,338

Total Investment Income	39,649

Expenses
Investment management fees	11,294
Administration fees	508
Professional fees	311
Custodian fees	157
Directors’ fees	138
Reports to stockholders	135
Insurance	132
Other expenses	412

Total Expenses — Before Investment Management Fee Waivers, Interest Expense and Auction Agent Fees	13,087
Investment management fee waivers	(852)
Interest expense	647
Auction agent fees	575

Total Expenses	13,457

Net Investment Income	26,192

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	17,596
Foreign currency transactions	(75)
Options	2,512
Interest rate swap contracts	812

Net Realized Gains	20,845

Net Change in Unrealized Gains
Investments	103,328
Foreign currency translations	28
Options	438
Interest rate swap contracts	817

Net Change in Unrealized Gains	104,611

Net Realized and Unrealized Gains	125,456

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	151,648
DIVIDENDS TO PREFERRED STOCKHOLDERS	(11,847)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$139,801

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine
	Months Ended		For the Fiscal
	August 31, 2007		Year Ended
	(Unaudited)		November 30, 2006

OPERATIONS
Net investment income	$26,192		$37,230
Net realized gains	20,845		14,040
Net change in unrealized gains	104,611		60,828

Net Increase in Net Assets Resulting from Operations	151,648		112,098

DIVIDENDS TO PREFERRED STOCKHOLDERS
Dividends	(11,847	)(1)	(13,721	)(2)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends from net investment income	(14,345	)(1)	(27,243	)(2)
Dividends from net realized gains	—	(1)	(25,762	)(2)
Distributions — return of capital	(29,360	)(1)	(1,088	)(2)

Dividends/Distributions to Common Stockholders	(43,705)		(54,093)

CAPITAL STOCK TRANSACTIONS
Underwriting discounts and offering expenses associated with the issuance of common stock	—		165
Underwriting discounts and offering expenses associated with the issuance of preferred stock	131		(3,508)
Common stock purchased under the share repurchase program (764,275 shares)	—		(17,640)
Issuance of 526,629 from treasury shares and 239,513, new shares of common stock from reinvestment of dividends and distributions, respectively	14,111		5,799

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	14,242		(15,184)

Total Increase in Net Assets Applicable to Common Stockholders	110,338		29,100

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	806,063		776,963

End of period	$916,401		$806,063

(1)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the nine months ended August 31, 2007 as either dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred stock dividend and the common stock made during the current year will not be determinable until after the end of the calendar year when the Fund can determine earnings and profits and, therefore it may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2006 as either dividend (ordinary income) or distribution (return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2007
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$151,648
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(554,152)
Proceeds from sale of investments	476,847
Proceeds from short-term investments, net	37,241
Realized gains on investments, options and interest rate swap contracts	(20,920)
Return of capital distributions	17,415
Unrealized gains (excluding impact on cash of $7 of foreign currency translations)	(104,604)
Amortization of bond premium	366
Decrease in deposits with brokers	226
Increase in receivable for securities sold	(8,946)
Decrease in interest, dividend and distributions receivables	1,071
Decrease in prepaid expenses	238
Decrease in payable for securities purchased	(2,378)
Increase in investment management fee payable	337
Decrease in option contracts written	(976)
Increase in accrued directors’ fees and expenses	2
Increase in accrued expenses and other liabilities	873

Net Cash Used in Operating Activities	(5,712)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit line	47,000
Underwriting discount and offering expenses associated with the issuance of shares of common and preferred stock	131
Cash dividends paid to preferred stockholders	(11,847)
Cash dividends and distributions paid to common stockholders	(29,594)

Net Cash Provided by Financing Activities	5,690

NET DECREASE IN CASH	(22)
CASH — BEGINNING OF PERIOD	503

CASH — END OF PERIOD	$481

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Fund’s dividend reinvestment plan of $14,111.

During the nine months ended August 31, 2007, state taxes paid were $123 and interest paid was $64.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the				For the
	Nine Months				Period
	Ended		For the Fiscal		June 28, 2005(1)
	August 31,		Year Ended		through
	2007		November 30,		November 30,
	(Unaudited)		2006		2005

Per Share of Common Stock
Net asset value, beginning of period	$25.44		$24.13		$23.84	(2)
Income from Investment Operations(3)
Net investment income	0.83		1.17		0.23
Net realized and unrealized gains	3.92		2.34		0.33

Total income from investment operations	4.75		3.51		0.56

Dividends — Preferred Stockholders(3)
Dividends from net investment income	(0.37)		(0.44)		—

Dividends/Distributions — Common Stockholders
Dividends from net investment income	(0.45)		(0.86)		(0.23)
Dividends from net realized gain	—		(0.81)		(0.04)
Distributions — return of capital	(0.92)		(0.03)		—

Total dividends/distributions — Common Stockholders	(1.37)		(1.70)		(0.27)

Capital Stock Transactions(3)
Effect of common stock repurchased	—		0.05		—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		(0.11)		—

Total capital stock transactions	—		(0.06)		—

Net asset value, end of period	$28.45		$25.44		$24.13

Market value per share of common stock, end of period	$26.71		$25.00		$21.10

Total investment return based on common stock market value(4)	12.28%		27.17%		(14.62)%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$916,401		$806,063		$776,963
Ratio of expenses to average net assets, including investment management fee waivers	2.02%		1.84%		1.47%
Ratio of expenses to average net assets, excluding investment management fee waivers	2.15%		2.11%		1.72%
Ratio of net investment income to average net assets	3.93%		4.64%		2.31%
Net increase in net assets applicable to common stockholders resulting from operations to average net assets	15.75	%(6)	12.26%		2.36	%(6)
Portfolio turnover rate	40.21	%(7)	63.75	%(7)	23.18	%(7)
Auction Rate Preferred Stock, end of period	$300,000		$300,000		—
Asset coverage of Auction Rate Preferred Stock	364.09	%(8)	368.69	%(8)	—
Average amount of borrowings outstanding per share of common stock during the period	$0.43		$0.08		—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Based on average shares outstanding of 31,980,911; 31,809,344 and 32,204,000, for the nine months ended August 31, 2007; for the fiscal year ended November 30, 2006 and for the period June 28, 2005 through November 30, 2005, respectively.

(4)	Not annualized for the nine months ended August 31, 2007 and for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(6)	Not annualized.

(7)	Not annualized for the nine months ended August 31, 2007 and for the period June 28, 2005 through November 30, 2005. For the nine months ended August 31, 2007; for the fiscal year ended November 30, 2006 and for the period June 28, 2005 through November 30, 2005, calculated based on the sales of long-term investments of $476,847; $642,858 and $89,565 divided by the monthly average long-term investment balance of $1,185,979; $1,008,403 and $386,316, respectively.

(8)	Represents the value of total assets less all liabilities and indebtedness not represented by Auction Rate Preferred Stock and amounts borrowed under the revolving credit facility divided by the aggregate amount of Auction Rate Preferred Stock and amounts borrowed under the revolving credit facility.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2007
(amounts in 000’s, except option contracts written, share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund commenced investment operations on June 28, 2005 and, prior to such date, had no operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100 to Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson” or the “Former Adviser”) on May 27, 2005. Effective December 31, 2006, Kayne Anderson assigned the Investment Management Agreement to its subsidiary, KA Fund Advisors, LLC (“KAFA “or the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.

C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call option contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis. The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KAFA investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At August 31, 2007, the Fund held 3.0% of its net assets applicable to common stockholders (2.2% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate fair value of $27,645.

Any option transaction that the Fund enters into may, depending on the applicable market environments, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At August 31, 2007, there were no open short sales.

F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for more detail on option contracts written.

G. Security Transactions and Investment Income — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. For the nine months ended August 31, 2007, the Fund estimated that 90% of the MLP distributions received and 5% of Canadian Royalty Trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $17,415 of dividends and distributions received from its investments. This resulted in an equivalent reduction in the cost basis of the associated investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $3,648 and $13,767, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

H. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Dividend and distributions to stockholders of each series of the Fund’s Auction Rate Preferred Stock are accrued on a daily basis and are determined as described in Note 9 — Preferred Stock. The Fund’s dividends may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the tax character of the dividend until the January after the end of the current fiscal year. The Fund will inform its common stockholders of the tax character of dividends during that fiscal year in January following such fiscal year.

I. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

J. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

Income and capital gain distributions made by Regulated Investment Companies often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. As of November 30, 2006, accumulated dividends and distributions to preferred and common stockholders exceeded accumulated net investment income and net realized gains for GAAP purposes by $14,734. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of August 31, 2007, the principal temporary differences were $3,759 of realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules, and disallowed partnership losses related to the Fund’s MLP investments.

For the fiscal year ended November 30, 2006, the tax character of the total $54,093 dividends and distributions paid to common stockholders was $53,005 (ordinary income) and $1,088 (return of capital). For the fiscal year ended November 30, 2006, the tax character of the $13,721 dividend paid to preferred stockholders was ordinary income.

At August 31, 2007, the identified cost of investments for federal income tax purposes was $1,092,867, and the cash received on option contracts written was $178. At August 31, 2007, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$198,081
Gross unrealized depreciation of investments (including options)	(33,961)

Net unrealized appreciation before interest rate swap contracts and foreign currency related translations	164,120
Unrealized appreciation on interest rate swap contracts	1,438
Unrealized appreciation on foreign currency related translations	6

Net unrealized appreciation	$165,564

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

During the nine months ended August 31, 2007, permanent tax differences were reclassified from Accumulated net investment income less distributions not treated as tax return of capital to Paid-in capital, less distributions in excess of taxable income on the Fund’s Statement of Assets and Liabilities.

Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of August 31, 2007, the Fund has not evaluated the impact that will result from adopting FIN 48.

K. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

L. Offering Costs — Offering costs incurred in connection with the sale of shares of common stock and the issuance of each series of the preferred stock were charged to paid-in capital when the shares were issued.

M. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

A. Investment Management Agreement — The Fund has entered into an Investment Management Agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of

Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser, as compensation for the services rendered by it, a management fee, payable monthly, equal on an annual basis to 1.25% of the average monthly total assets of the Fund. During the second year of investment activities (from June 30, 2006 until June 29, 2007), KAFA has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.125% of its average monthly total assets. For the nine months ended August 31, 2007, the fee waiver amounted to $852.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

B. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

The Fund believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as privately negotiated limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in private limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of securities that it holds as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

C. Other Affiliates — For the nine months ended August 31, 2007, KA Associates, Inc., an affiliate of the Adviser, earned approximately $25 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale, particularly private investments that are not registered under the Securities Act of 1933 and cannot, as a result, be offered for public sale for a non-exempt transaction without first being registered. Such restricted investments are valued in accordance with the procedures established by the Board of Directors and more fully described in Note 2 — Significant Accounting Policies. The table below shows the number of units held, the acquisition date, aggregate cost, and fair value as of August 31, 2007, value per unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises.

								Percent	Percent
		Type of	Number of	Acquisition			Value Per	of Net	of Total
Investment	Security	Restriction	Units	Date	Cost	Fair Value	Unit	Assets	Assets

Atlas Energy Resources, LLC	Common Units	(1)(2)	79	6/27/07	$2,025	$2,304	$29.00	0.3%	0.2%
Atlas Energy Resources, LLC	Class D Units	(1)(2)	182	6/27/07	4,505	5,154	28.35	0.6	0.4
BreitBurn Energy Partners L.P.	Common Units	(2)	121	5/24/07	3,832	3,860	31.85	0.4	0.3
Constellation Energy Partners LLC	Common Units	(1)(2)	29	8/15/07	1,016	1,144	39.69	0.1	0.1
Constellation Energy Partners LLC	Class F Units	(1)(2)	36	8/15/07	1,255	1,421	39.00	0.1	0.1
Crosstex Energy, L.P.	Class C Senior Subordinated Units	(3)	356	6/29/06	10,000	11,948	33.52	1.3	0.9
Exterran Partners, L.P.	Common Units	(1)(2)	54	7/09/07	1,858	1,814	33.61	0.2	0.2

					$24,491	$27,645		3.0%	2.2%

(1)	Security subject to lock-up agreement.

(2)	Public security that is unregistered.

(3)	No public market exists for Class C Senior Subordinated Units. These units convert to exchange listed Common Units on February 16, 2008.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

6.	Option Contracts Written

Transactions in written call options for the nine months ended August 31, 2007 were as follows:

	Number of	Premiums
	Contracts	Received

Call Options Written
Options outstanding at beginning of period	9,633	$1,154
Options written	36,930	6,011
Options written terminated in closing purchase transactions	(4,614)	(599)
Options exercised	(26,404)	(4,300)
Options expired	(13,885)	(2,088)

Options outstanding at end of period	1,660	$178

7.	Investment Transactions

For the nine months ended August 31, 2007, the Fund purchased and sold securities in the amount of $554,152 and $476,847 (excluding short-term investments, options and interest rate swaps), respectively.

8.	Revolving Credit Line

The Fund has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Fund may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. The credit line is secured by Fund assets held in custody by Custodial Trust Company. For the nine months ended August 31, 2007, the average amount outstanding was $13,819 with a weighted average interest rate of 6.35%. As of August 31, 2007, the Fund had outstanding borrowings on the revolving credit line of $47,000 and the interest rate was 6.50%. Any loans under this line are repayable on demand by the lender at any time.

9.	Preferred Stock

On December 22, 2005 the Fund issued three series of auction rate preferred stock (“Preferred Stock”) for a total of $300,000. Each series (Series A, Series B and Series C) consists of 4,000 outstanding shares and each in the amount of $100,000. The Fund has authorized a total of 21,000 shares of Preferred Stock. The Preferred Stock has rights determined by the Board of Directors. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. Holders of the Preferred Stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates of Series A, B and C Preferred Stock as of August 31, 2007 were 6.20%, 6.30%, and 6.25%, respectively. The weighted average dividend rates of Series A, B and C Preferred Stock for the nine months ended August 31, 2007, were 5.16%, 5.20% and 5.21%, respectively. Each rate includes the applicable rate based on the latest results of the auction, and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Fund may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The Preferred Stock is redeemable in certain circumstances at the option of the Fund. The Preferred Stock is also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

10.	Interest Rate Swap Contracts

The Fund has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of August 31, 2007, the Fund has entered into six interest rate swap contracts with UBS AG as summarized below. For all six swaps, the Fund receives a floating rate, based on one-month LIBOR.

			Unrealized
	Notional	Fixed Rate	Appreciation/
Termination Dates	Amount	Paid by the Fund	Depreciation

11/01/2010	$50,000	4.46%	$506
1/09/2011	25,000	4.75	29
11/01/2012	25,000	4.30	687
11/14/2013	25,000	5.00	(80)
11/16/2013	10,000	4.95	(5)
12/30/2015	25,000	4.85	324

	$160,000		$1,461

At August 31, 2007, the weighted average duration of the interest rate swap contracts was 5.0 years and the weighted average fixed interest rate was 4.65%. The Fund is exposed to credit risk on each interest rate swap contract if the counterparty should fail to perform under the terms of each interest rate swap contract.

11.	Common Stock

The Fund has 199,979,000 shares of common stock authorized. Of the 32,205,867 shares of common stock outstanding at August 31, 2007, Kayne Anderson owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2007, were as follows:

Shares outstanding at November 30, 2006	31,679,238
Shares issued through reinvestment of dividends and distributions	526,629

Shares outstanding at August 31, 2007	32,205,867

12.	Subsequent Events

On October 12, 2007, the Fund paid a dividend to its common stockholders in the amount of $0.47 per share, for a total of $15,137. Of this total, pursuant to the Fund’s dividend reinvestment plan, $5,250 was reinvested into the Fund, and 178,171 shares of common stock were purchased in the open market to satisfy such reinvestment plan.

As of September 5, 2007 and September 7, 2007, the Fund had entered into two additional interest rate swap agreements with a notional value of $25 million each at a fixed interest rate of 4.75% and 4.65%, respectively, and termination dates of September 7, 2010 and September 11, 2010, respectively. Under the agreements the Fund receives floating rate of interest and pays a fixed rate of interest on the notional value of the swaps.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Michael C. Morgan	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Bear Stearns Funds Management Inc. 383 Madison Avenue New York, NY 10179

1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540	PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kaynefunds.com.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by its independent registered public accounting firm who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.